UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.  20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  July 31, 2019

LANNETT COMPANY, INC.

(Exact name of registrant as specified in its charter)

COMMISSION FILE NO. 001-31298

State of Delaware	23-0787699
(State of Incorporation)	(I.R.S. Employer I.D. No.)

9000 State Road

Philadelphia, PA  19136

(215) 333-9000

(Address of principal executive offices and telephone number)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.001 par value	LCI	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this Chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(c)                                              Appointment of Vice President of Finance and Chief Financial Officer

The Board of Directors of Lannett Company, Inc. (the “Company”) appointed John Kozlowski as Vice President of Finance and the Chief Financial Officer of the Company effective August 31, 2019.

Mr. Kozlowski, 47, joined the Company in 2009 as Corporate Controller and was promoted in 2016 to Vice President Financial Operations & Corporate Controller.  In October 2017, Mr. Kozlowski was promoted to Chief Operating Officer.  In April 2018, Mr. Kozlowski was promoted to Chief of Staff and Strategy Officer.  Prior to joining the Company, Mr. Kozlowski served in senior finance and accounting roles for Optium Corporation and Finisar Australia.  He earned a Bachelor of Arts degree in finance from James Madison University and a Masters of Business Administration degree from Rider University.

(e)                                              Compensatory Arrangement

On July 31, 2019, the Company and Mr. Kozlowski entered into a Second Amendment to Restated Employment Agreement (the “Second Amendment to Employment Agreement”), pursuant to which his annual base salary will be increased to $385,000 commencing August 5, 2019, and pursuant to which Mr. Kozlowski is appointed Vice President of Finance and Chief Financial Officer.  The remainder of the term of Mr. Kozlowski’s Restated Employment Agreement dated as of October 26, 2017, which is incorporated by reference to Exhibit 10.46 on the Company’s Current Report on Form 8-K dated November 1, 2017, as amended, remains in full force and effect.

The description of the Second Amendment to Employment Agreement contained herein does not purport to be complete and is qualified in its entirety by reference to the full text of the Second Amendment to Employment Agreement, which is filed as Exhibit 10.56 hereto, and is incorporated herein by reference.

Item 9.01                                           Financial Statements and Exhibits

(d)                                                         Exhibits

Exhibit No.	Description

10.56	Second Amendment to Restated Employment Agreement of John Kozlowski, dated as of July 31, 2019

99.1	August 1, 2019 Press Release

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LANNETT COMPANY

By:	/s/ Samuel H. Israel
Chief Legal Officer and General Counsel
Date: August 1, 2019

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